EXECUTION COPY

EXHIBIT 10.1

AMENDMENT NO. 1 dated as of September 25, 2015 (this “Amendment”), to the CREDIT AGREEMENT dated as of May 12, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among THE CHEMOURS COMPANY, a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
WHEREAS pursuant to the Credit Agreement, the Lenders and the Issuing Banks have agreed to extend credit to the Borrower on the terms and subject to the conditions set forth therein;
WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein; and
WHEREAS the undersigned Lenders are willing to amend such provisions of the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Amendment to Section 1.01. The definition of the term “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by adding the following paragraph immediately after the last sentence of such definition:
“Notwithstanding anything in this Agreement to the contrary and solely for the purpose of calculating the financial maintenance covenants set forth in Sections 6.12 and 6.13 (and without duplication of any adjustment to Consolidated EBITDA resulting from the determination of Consolidated EBITDA on a Pro Forma Basis in accordance with Section 1.05), the determination of Consolidated EBITDA for any period of four fiscal quarters of the Borrower shall give pro forma effect to all expected cost savings (without duplication of actual cost savings) resulting from any Permitted Cost Savings Action (as defined below), to the extent that such cost savings are factually supportable and have been realized or are reasonably expected to be realized within 365 days after the date on which the conditions for such

Permitted Cost Savings Action specified in clauses (i) and (ii) of the definition thereof have been satisfied; provided that (a) the Borrower shall have delivered to the Administrative Agent a certificate of the chief financial officer of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, certifying that such cost savings meet the requirements set forth in this sentence, together with reasonably detailed evidence in support thereof, (b) if any cost savings included in any pro forma calculations based on the expectation that such cost savings will be realized within 365 days after the date on which the conditions for such Permitted Cost Savings Action specified in clauses (i) and (ii) of the definition thereof have been satisfied shall at any time cease to be reasonably expected to be so realized within such period, then on and after such time pro forma calculations required hereunder shall not reflect such cost savings and (c) the aggregate amount of cost savings included in any calculation based upon this sentence shall not exceed, for any period of four fiscal quarters of the Borrower (x) ending on or prior to June 30, 2016, $115,000,000 and (y) ending after June 30, 2016, $80,000,000. For purposes hereof, “Permitted Cost Savings Action” means any action that (i) is authorized by the Borrower and (ii) with respect to which a charge to Consolidated Net Income has been taken, so long as such authorization and the related charge to Consolidated Net Income occur after the Effective Date and prior to July 1, 2016.”
SECTION 1.    Amendment to Section 6.08. Clause (k) of Section 6.08 of the Credit Agreement is hereby amended by (a) replacing the text “$200,000,000” with the text “$106,000,000” and (b) replacing each occurrence of the text “$400,000,000” with the text “$22,000,000”.
SECTION 2.    Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders and the Issuing Banks that:
(a)    This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date).

(c)    At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.
(d)    The Borrower is legally bound by the amendments to the Credit Agreement set forth in Sections 1 and 2 of this Amendment.
SECTION 3.    Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and a Majority in Interest of the Revolving Lenders and (b) the Administrative Agent and the Lenders shall have received payment of all fees and expenses required to be paid or reimbursed by the Borrower or any other Loan Party under or in connection with this Amendment and any other Loan Document, including those fees and expenses set forth in Section 8 hereof.
SECTION 4.    Credit Agreement. Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 5.    Applicable Law; Waiver of Jury Trial. (%3) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(a)    EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.
SECTION 6.    Counterparts; Amendment. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and a Majority in Interest of the Revolving Lenders.
SECTION 7.    Fees and Expenses. (%3) The Borrower agrees to pay to the Administrative Agent, for the account of each Lender that consents to this Amendment by 5:00 p.m., New York City time, on September 23, 2015, an amendment fee (the “Amendment Fee”) in an amount equal to 0.10% of the Revolving Commitment of such Lender immediately prior to the effectiveness of this Amendment. The Amendment Fee will be paid in immediately available funds on, and subject to the occurrence of, the Amendment Effective Date.
(a)    The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.
SECTION 8.    Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

THE CHEMOURS COMPANY
By
/s/ Mark E. Newman
Name: Mark E. Newman
Title: Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,
By
/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

Bank of America, N.A.

By
/s/ Lindsay Kim
Name: Lindsay Kim
Title: Vice President

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By
/s/ Mustafa Kahn
Name: Mustafa Kahn
Title: Director

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

Barclays Bank Plc

By
/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

BNP Paribas

By
/s/ Tony Baratta
Name: Tony Baratta
Title: Managing Director
By
/s/ Emma Petersen
Name: Emma Petersen
Title: Vice President

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

Citibank, N.A.

By
/s/ John Tucker
Name: John Tucker
Title: Vice President

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

Credit Suisse AG, Cayman Islands Branch

By
/s/ Bill O’Daly
Name: Bill O’Daly
Title: Authorized Signatory
By
/s/ Franziska Schoch
Name: Franziska Schoch
Title: Authorized Signatory

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

Goldman Sachs Bank USA

By
/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

HSBC Bank USA, National Association

By
/s/ David A. Mandell
Name: David A. Mandell
Title: Managing Director

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

Mizuho Bank, Ltd.

By
/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

Royal Bank of Canada

By
/s/ Kevin Flynn
Name: Kevin Flynn
Title: Authorized Signatory

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

Santander Bank, N.A.

By
/s/ William Maag
Name: William Maag
Title: Managing Director

LENDERS UNDER THE CREDIT AGREEMENT

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE CREDIT AGREEMENT DATED AS OF MAY 12, 2015, AMONG THE CHEMOURS COMPANY, THE LENDERS AND ISSUING BANKS PARTY THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT

Name of Institution:

Toronto Dominion (New York) LLC

By
/s/ Rayan Karim
Name: Rayan Karim
Title: Authorized Signatory